                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 15, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                     001-13403                84-1032638
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code      (816) 584-5000
                                                       -------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On September 15, 2005,  American  Italian Pasta Company (the "Company")
received a waiver (the "Waiver") from its bank group under the Credit  Agreement by and among the Company,  various  financial  institutions and Bank of America,
N.A.,  as  administrative  agent,  dated as of July 16,  2001,  as amended  (the
"Credit  Agreement") for (i)  non-compliance  with certain  financial  covenants contained in the Credit  Agreement for the fiscal periods ended July 1, 2005 and
September  30,  2005,  (ii) the failure of the  Company to comply  with  Section
10.2(i)  of the  Credit  Agreement  or the  inaccuracy  of  representations  and warranties in the Credit  Agreement or  certificates  delivered  pursuant to the
Credit Agreement with respect to financial  statements  previously  delivered to the administrative agent or any lender pursuant to the Credit Agreement,  to the extent  arising out of matters  described  by the  Company in its press  release dated August 9, 2005 and in certain discussions with the lenders (the "Disclosed
Matters"),  and (iii) the failure by the Company to deliver financial statements and compliance  certificates  for the fiscal quarter ended July 1, 2005, so long as such  financial  statements,  certain  representations  and  calculations  of financial covenants in the Credit Agreement are delivered by September 19, 2005.
These financial  statements and financial  covenant  calculations  will not take into  account  adjustments  resulting  or  that  may  result  from  the  pending
investigation   by  the  Company's  audit   committee,   normal  year-end  audit
adjustments and adjustments that may result from the Disclosed Matters.

         The Waiver is effective  until the earliest to occur of (i) the failure to  deliver  the  July 1,  2005  financial  statements  and  financial  covenant calculations  as described  above,  (ii) the  occurrence of any event of default under the Credit  Agreement  other than  those  events of default  waived by the
Waiver,  (iii)  December 16, 2005 and (iv) the date of the  effectiveness  of an amendment to the Credit Agreement amending the financial  covenants described in the Waiver.

         The Company also agreed that until the  expiration of the Waiver and at any time  thereafter  during the  existence of an event of default,  the Company will not make any dividend  payments or  repurchases  of common stock other than repurchases under certain employee benefit plans and arrangements.

         The Waiver is incorporated  by reference  herein and attached hereto as
Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

            (c)   Exhibits.

            10.1       Waiver under Credit Agreement dated September 15, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  September 19, 2005        AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description

10.1                 Waiver under Credit Agreement dated September 15, 2005